UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 22, 2013

INSYS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35902	51-0327886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

444 South Ellis St., Chandler, Arizona	85224
(Address of Principal Executive Offices)	(Zip Code)

(602) 910-2617
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 22, 2013, the Compensation Committee of the Board of Directors of the Company (“Compensation Committee”) revised the compensation of both the Company’s Chief Financial Officer and Chief Medical Officer as follows:

(1)	Base Salary - $260,000

(2)	Bonus (target) for 2013 and 2014 – 50% of Base Salary payable as determined at the discretion of the Company’s CEO and President.

(3)	Long Term Incentive Compensation – 50% of total compensation to be entirely comprised of stock options.

The Base Salary is effective November 22, 2013. The long-term incentive compensation is effective as of January 1, 2014.

On November 22, 2013, the Compensation Committee also established the bonus target for the CEO for 2014 as 125% of Base Salary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2013

INSYS THERAPEUTICS, INC.

/s/ Darryl Baker
By:	Darryl Baker
Chief Financial Officer

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